Carolina Trust Bank 8-K12G3

Exhibit 10.15

CAROLINA COMMERCE BANK
DIRECTOR STOCK OPTION PLAN
Amended and Restated as of January 1, 2005 in accordance
with Section 409A of the Internal Revenue Code

THIS IS THE DIRECTOR STOCK OPTION PLAN (“Plan”) of Carolina Commerce Bank (the “Bank”), a North Carolina bank, with its principal office in Gastonia, Gaston County, North Carolina, adopted by the Board of Directors of the Bank, under which options may be granted from time to time to eligible directors of the Bank to purchase shares of common stock of the Bank (“Common Stock”), as amended and restated as of June 27, 2007 (i) to comply with Section 409A of the Internal Revenue Code; and (ii) to effect certain proposals approved by the Bank’s 2007 Annual Meeting of Stockholders, subject to the provisions set forth below:

1.              PURPOSE OF THE PLAN. The purpose of the Plan is to aid the Bank in attracting and retaining capable directors and to provide a long range incentive for directors to remain in the management of the Bank, to perform at increasing levels of effectiveness and to acquire a permanent stake in the Bank with the interest and outlook of an owner. These objectives will be promoted through the granting of options to acquire shares of Common Stock pursuant to the terms of this Plan.

2.              ADMINISTRATION. The Plan shall be administered by a committee (the “Committee”), which shall consist of not less than three members of the Board of Directors of the Bank (the “Board”) who are ttNon-EmpIoyee Directors” as defined in Rule 16b-3(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, this Plan shall be administered by the Board. The Committee may designate any officers or employees of the Bank to assist in the administration of the Plan and to execute documents on behalf of the Committee and perform such other ministerial duties as may be delegated to them by the Committee.

Subject to the provisions of the Plan, the determinations or the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all options granted hereunder and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the options granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan (provided, however, that no prescription, amendment or rescission will be effectuated unless it complies with Section 409A to the extent Section 409A applies to such matters); (d) to determine the individuals to whom and the time or times at which such options shall be granted, the number of shares to be subject to each option, the option price, and the determination of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan. For purposes of this Plan, Section 409A means Internal Revenue Code Section 409A, as amended, including regulations and guidance issued thereunder (“Section 409A”).

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It shall be in the discretion of the Committee to grant options which qualify as “incentive stock options” as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) (“Incentive Stock Options”) or which do not qualify as Incentive Stock Options (“Nonqualified Stock Options”) herein referred to collectively as “Options,” however, whenever reference is specifically made only to “Incentive Stock options” or ‘‘Nonqualified Stock Options,” such reference shall be deemed to be made to the exclusion of the other). Any options granted which fail to satisfy the requirements for Incentive Stock Options shall become Nonqualified Stock Options.

3.              STOCK AVAILABLE FOR OPTIONS. In the discretion of the Committee, the stock to be subject to Options under the Plan shall be authorized but unissued shares of Common Stock which are issued directly to optionees upon exercise of options and/or shares of Common Stock which are acquired by the Plan or the Bank in the open market. The total number of shares of Common Stock for which Options may be granted under the Plan is 123,687 shares, which is 10% of the total number of shares of Common Stock issued by the Bank in connection with its initial public offering and rights and public offering. Such total number of shares is subject to any capital adjustments as provided in Section 15. In the event that an Option granted under the Plan is forfeited, released, expires or is terminated unexercised as to any shares covered thereby, such shares thereafter shall be available for the granting of Options under the Plan; however, if the forfeiture, expiration, release or termination date of an Option is beyond the term of existence of the Plan as described in Section 20, then any shares covered by forfeited, unexercised, released or terminated options shall not reactivate the existence of the Plan and therefore may not be available for additional grants under the Plan. The Bank, during the term of the Plan, will reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan. In the discretion of the Committee, the shares of Common Stock necessary to be delivered to satisfy exercised options may be from authorized and unissued shares of Common Stock or may be purchased in the open market.

4.              ELIGIBILITY. Options shall be granted only to individuals who meet all of the following eligibility requirements:

(a)            Such individual must be a member of the Board of Directors of the Bank, including directors who are also employees of the Bank. For this purpose, an individual shall be considered to be an “employee” only if there exists between the Bank and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

(b)            Such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the exercise of the Options.

(c)            Such individual, being otherwise eligible under this Section 4, shall have been selected by the Committee as a person to whom an Option shall be granted under the Plan.

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In determining the directors to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the nature of the services rendered by respective directors, their present and potential contributions to the success of the Bank and such other factors as the Committee shall deem relevant. A director who has been granted an Option under the Plan may be granted an additional Option or Options under the Plan if the Committee shall so determine.

If, pursuant to the terms of the Plan, it is necessary that the percentage of stock ownership of any individual be determined, stock ownership in the Bank or of a related corporation which is owned (directly or indirectly) by or for such individual’s brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary shall be considered as owned by such director.

5.              OPTION GRANTS. Subject to the provisions of this Plan, Options shall be awarded to the directors in such amounts as are determined by the Committee. The proper officers on behalf of the Bank and each Optionee shall execute a Stock Option Grant and Agreement (the “Option Agreement”) which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Nonqualified Stock Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Option Agreement. Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Nonqualified Stock Option.

6.              OPTION PRICE.

(a)            The option price of each Option granted under the Plan shall be not less than 100% of the fair market value of the stock on the date of grant of the Option. In the case of incentive stock options granted to a shareholder who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Bank or a Subsidiary (a “ten percent shareholder”), the option price of each Option granted under the Plan shall be not less than 110% of the fair market value of the stock on the date of grant of the Option.

(b)            For purposes of Incentive Stock Options issued under the Plan, “fair market value” means the value of a share of common stock determined consistent with the requirements of Section 422 of the Code at the time of the valuation. As of the date of the adoption of this Amendment to the Plan, Section 422 provides the following definitions (through regulations issued under Section 422 that incorporate by reference Treasury Regulation §20.2031-2), as applicable: (i) if, on the applicable date, there is a market for the common stock on a stock exchange, in an over-the-counter market, or otherwise, the value of a share of common stock shall be deemed to be equal to the mean between the highest and lowest quoted selling prices on the valuation date; (ii) if, on the applicable date, there were no sales of common stock but there were sales on dates within a reasonable period both before and after the valuation date, the fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date, with the

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average weighted inversely by the respective number of trading days between the selling dates and the valuation date; (iii) if actual sales are not available during a reasonable period beginning before and ending after the valuation date, the fair market value shall be determined by taking the mean between the bona fide bid and asked prices on the valuation date, or if none, by taking a weighted average of the means between the bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the valuation date, if both such nearest dates are within a reasonable period, with the average weighted as provided in Section 6(b)(ii) above; (iv) if no actual sales prices or bona fide bid and asked prices are available on a date within a reasonable period before the valuation date, but such prices are available on a date within a reasonable period after the valuation date (or vice versa), then the mean between the highest and lowest available sales price or bid and asked prices may be taken as the value; (v) if it is established that the value of common stock determined as provided in Sections 6(b)(i) through 6(b)(iv) does not reflect the fair market value of the Common Stock, then some reasonable modification of that basis or other relevant facts and elements of value shall be considered in determining the fair market value; (vi) if Sections 6(b)(i) through 6(b)(iv) are not applicable, then the fair market value shall be determined by taking into account the Bank’s net worth, prospective earning power and dividend- paying capacity, and other relevant factors, including the goodwill of the business, the economic outlook in the particular industry, the Bank’s position in the industry and its management, the degree of control of the business represented by the block of common stock to be valued, the values of securities of corporations engaged in the same or similar lines of business which are listed on a stock exchange or the over-the-counter market, and various non-operating assets as provided for in Treasury Regulation §20.2031-2(f).

(c)            For purposes of Nonqualified Stock Options issued under the Plan, “fair market value” means fair market value determined consistent with the requirements of Section 409A. At the time of the adoption of this Amendment to the Plan, Section 409A provides the following definitions, as applicable: (i) if, on the applicable date, the common stock is readily tradable on an established securities market, the fair market value of the common stock may be determined based upon the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, or any other reasonable basis using actual transactions in such common stock as reported by such market and consistently applied (so long as it is reasonable under Section 409A); (ii) if, on the applicable date, the common stock is not readily tradable on an established securities market, the fair market value of the common stock means a value determined by the reasonable application of a reasonable valuation method, which method shall consider all available information material to the value of the Bank and considers the following factors, as applicable: (1) the value of tangible and intangible assets of the Bank, (2) the present value of future cash-flows of the Bank, (3) the market value of stock or equity interests in similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Bank, the value of which can be readily determined through objective means (such as through trading prices on an established securities market or an amount paid in an arm’s length private transaction), (4) control premiums, (5) discounts for lack of marketability, and (6) whether the valuation method is used for other purposes that have a material economic effect on the Bank, its stockholders or its creditors.

(d)            The Committee shall maintain a written record of its method of determining fair market value of the Option at the time each Option is granted under the Plan.

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(e)            The option price shall be payable to the Bank in cash or by check, bank draft or money order payable to the order of the Bank. No share shall be delivered until full payment has been made.

7.              EXPIRATION OF OPTIONS. The Committee shall determine the expiration date or dates of each Option, but such expiration date shall not be later than ten years after the date such Option is granted. In the event an Incentive Stock Option is granted to a ten percent shareholder, the expiration date or dates of each Option shall not be later than five years after the date such Option is granted. The Committee, in its discretion, may extend the expiration date or dates of an Option after such date was originally set; however, such expiration date may not exceed the maximum expiration date described in this Section 7.

8.             TERMS AND CONDITIONS OF OPTIONS.

(a)            All Options must be granted within ten years of the Effective Date of this Plan as defined in Section 18.

(b)            The Committee may grant Options which are intended to be Incentive Stock Options and Nonqualified Stock Options, either separately or jointly, to an eligible recipient.

(c)            The grant of Options shall be evidenced by a written instrument (an Option Agreement) containing terms and conditions established by the Committee consistent with the provisions of this Plan.

(d)            Not less than 100 shares may be purchased at any one time unless the number purchased is the total number at that time purchasable under the Plan.

(e)            The recipient of an Option shall have no rights as a shareholder with respect to any shares covered by his Option until payment in full by him for the shares being purchased. Except as provided in Section 14, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock is fully paid for.

(f)             The aggregate fair market value of the stock (determined as of the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all benefit plans of the Bank, if applicable) shall not exceed $100,000; provided, however that such $100,000 limit of this subsection (f) shall not apply to the grant of Nonqualified Stock Options. The Committee may giant Options which are exercisable in excess of the foregoing limitations, in which case Options granted which are exercisable in excess of such limitation shall be Nonqualified Stock Options.

(g)            All stock obtained pursuant to an Option which qualifies as an Incentive Stock Option shall be held in escrow for a period which ends on the later of (i) two years from the date of the granting of the Option or (ii) one year after the transfer of the stock pursuant to the exercise of the Option. The stock shall be held by the Bank or its designee. The recipient who has exercised the Option shall during such holding period have all rights of a shareholder, including but not limited to the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Bank of a disqualifying disposition of the stock within the

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meaning of Section 422 of the Code, as amended, and it shall be administered solely for that purpose.

(h)            No more than 40% of the shares which have been set aside for option may be allocated to any one participant under the Plan.

(i)             Without the prior written notification to the Federal Deposit Insurance Corporation (“FDIC”) and non-objection by the FDIC, Options shall not be issued to organizers and incorporators of the Bank which give such persons the right to purchase a number of shares in excess of the number of shares subscribed by them and their affiliates in the Bank’s initial offering of its shares.

9.              EXERCISE OF OPTIONS.

(a)            Options shall become vested and exercisable at the times, at the rate and subject to such limitations as may be set forth in the Option Agreement executed in connection therewith; provided, however, that all outstanding and nonforfeited options shall be exercisable, if not sooner, on the day prior to the expiration date thereof.

(b)            Unless the Committee shall specifically state otherwise at the time an Option is granted, all Options granted hereunder shall become vested and exercisable upon the optionee’s death or disability within the meaning of Section 22(e)(3) of the Code and in the event of a change of control as set forth in Section 12 of this Plan.

(c)            The exercise of any Option must be evidenced by written notice to the Bank that the optionee intends to exercise his Option. In no event shall an Option be deemed granted by the Bank or exercisable by a recipient prior to the mutual execution by the Bank and the recipient of an Option Agreement which comports with the requirements of Section 5 and Section 8(c).

(d)            Any right to exercise Options in annual installments shall be cumulative and any vested installments may be exercised, in whole or in part, at the election of the optionee.

(e)            The inability of the Bank to obtain approval from any regulatory body or authority deemed by counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Bank of any liability in respect of the non- issuance or sale of such shares. As a condition to the exercise of an Option, the Bank may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities laws.

(f)             The Committee shall have the discretionary authority to impose in the Option Agreements such restrictions on shares of Common Stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

(g)            Notwithstanding anything to the contrary herein, an optionee shall be required to exercise his Options within the periods set forth in Sections 10 and 11 below.

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10.            TERMINATION OF EMPLOYMENT - EXCEPT BY DISABILITY QR DEATH. If any optionee receiving an Option by virtue of his or her position as a nonemployee director (as specified in the Option Agreement) ceases to be a director of the Bank for any reason other than death or disability (as defined in Section 11), he or she may, at any time not later than the date of expiration of the Option, exercise any Option only to the extent it was vested and he or she was entitled to exercise the Option on the date of termination. If any optionee receiving an Option by virtue of his or her position as a director who is also an employee (as specified in the Option Agreement) ceases to be an employee of the Bank, for any reason other than death or disability (as defined in Section 11), he or she may, at any time within three months after his or her date of termination, but not later than the date of expiration of the Option, exercise any Option only to the extent it was vested and he or she was entitled to exercise the Option on the date of termination. Any Options or portions of Options of terminated optionees not so exercised within the periods set forth above in this Section 10 shall terminate and be forfeited.

11.            TERMINATION OF EMPLOYMENT - DISABILITY OR DEATH. If any optionee receiving an Option as a nonemployee director (as specified in the Option Agreement) dies while serving as a director or ceases to be a director of the Bank due to becoming disabled within the meaning of Section 22(e)(3) of the Code, or if any optionee receiving an Option as a director who is also an employee of the Bank (as set forth in the Option Agreement) dies while employed or ceases to be an employee of the Bank due to becoming disabled within the meaning of Section 22(e)(3) of the Code, then, in either event, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable.

In the event an optionee receiving an Option as a director who is also an employee of the Bank ceases to be an employee due to becoming disabled, the optionee may (a) at anytime not later than the date of expiration of the Option, exercise the Option with respect to all shares subject thereto; provided, however, that any such optionee having an Incentive Stock Option may not exercise such Incentive Stock Option more than one year after the date of termination.

In the event an optionee receiving an Option as a director who is also an employee dies while serving as an employee, then the optionee or the person to whom the Option is transferred by will or by the laws of descent and distribution may at any time not later than the date of expiration of the Option exercise any Option with respect to all shares subject thereto.

In the event an optionee receiving an Option as a nonemployee director dies while serving as a director or ceases to be a director of the Bank due to becoming disabled, then the optionee or the person to whom the Option is transferred by will or by the laws of descent and distribution may at any time not later than the date of expiration of the Option exercise any Option with respect to all shares subject thereto.

Any portion of Options of optionees who die or who are terminated because they become disabled which are not exercised within the periods set forth above in this Section 11 shall terminate and be forfeited.

12.            CHANGE OF CONTROL. In the event that a “change of control” occurs prior to the time that all shares allocated to an optionee would be 100% vested, nonforfeitable and exercisable in accordance with Sections 9, 10, and 11 above, then, notwithstanding Sections 9,

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10, and 11 above, all Options granted to such optionee shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a “change of control” shall mean (i) an affirmative vote of the Bank’s shareholders approving a change of control of a nature that would be required to be reported by the Bank in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule I3d-3 under the Exchange Act), directly or indirectly, of securities of the Bank representing 25% or more of the combined voting power of the outstanding Common Stock of the Bank; or (iii) individuals who constitute the Board of the Bank on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Bank’s shareholders was approved by the Bank’s Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board; or (iv) an affirmative vote of the Bank’s shareholders approving the Bank’s consolidation or merger with or into another corporation, financial institution, limited liability company, partnership, trust, joint stock company, trust company, association or entity or other reorganization, where the Bank is not the surviving entity in such transaction; or (v) an affirmative vote of the Bank’s shareholders approving the sale or other transfer or acquisition of all or substantially all of the assets of the Bank by any other entity or group.

13.            RESTRICTIONS ON TRANSFER. An Option granted under this Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee to whom it was granted, may be exercised only by such optionee.

14.           CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK.

(a)            If the outstanding shares of Common Stock of the Bank are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Bank or another entity as a result of a recapitalization, reclassification, stock dividend, stock split, amendment to the Bank’s Articles of Incorporation, reverse stock split, merger or consolidation, an appropriate adjustment shall be made in the number and/or kind of securities allocated to the Options previously and subsequently granted under the Plan, without change of the aggregate purchase price applicable to the unexercised portion of the outstanding Options but with a corresponding adjustment in the option price for each share or other unit of any security covered by the Options.

(b)            In the event that the Bank shall declare and pay any dividend with respect to the Common Stock (other than a dividend payable in shares of the Bank’s Common Stock or a regular quarterly cash dividend), including a dividend which results in a nontaxable return of capital to the holders of shares of Common Stock for federal income tax purposes, or otherwise than by dividend makes distribution of property to the holders of its shares of Common Stock, the Committee, in its discretion applied uniformly to all outstanding Options, may adjust the option price per share of outstanding options in such a manner as the Committee may determine to be necessary to reflect the effect of the dividend or other distribution on the fair market value of a share of Common Stock. In adjusting the option price per share of outstanding Option, the

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Committee may, in its discretion, (i) require all holders of outstanding Options to return such Options and reissue new Options with a new option price or (ii) adjust the option price without any such return and reissuance. Provided, however, that any new option price must meet the requirements of Section 6 of the Plan and, with respect to Nonqualified Stock Options, the new Options issued, if any, must meet the requirements of Section 8(j) of the Plan.

(c)            To the extent that the foregoing adjustments described in Sections 14(a) and (b) above relate to particular Options or to particular stock or securities of the Bank subject to Option under this Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final and conclusive.

(d)            The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Bank to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(e)            No fractional shares of stock shall be issued under the Plan for any such adjustment.

(f)             Any adjustment made pursuant to this Section 14 shall be made, to the extent practicable, in such manner as not to constitute a modification of any outstanding Incentive Stock Options within the meaning of Section 424(h) of the Code.

15.           INVESTMENT PURPOSE. At the discretion of the Committee, any Option Agreement may provide that the optionee shall, by accepting the Option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an Option, the person entitled to exercise the same shall furnish evidence of such facts which is satisfactory to the Bank. Certificates for shares of stock acquired under the Plan may be issued bearing such restrictive legends as the Bank and its counsel may deem necessary to ensure that the optionee is not an “underwriter” within the meaning of the regulations of the Securities and Exchange Commission.

16.            APPLICATION OF FUNDS. The proceeds received by the Bank from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

17.            NO OBLIGATION TO EXERCISE. The granting of an Option shall impose no obligation upon the optionee to exercise such Option.

18.            EFFECTIVE DATE OF PLAN. This Plan shall not be effective until adopted by the Board of Directors and approved by the holders of at least two-thirds of the Common Stock and by the Commissioner of Banks. The effective date of the Plan shall be as designated by the Board of Directors in accordance with applicable law.

19.            TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within ten years from the effective date of the Plan.

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20.            TIME OF GRANTING OF OPTIONS. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Committee or the shareholders of the Bank and no action taken by the Committee shall constitute the granting of any Option hereunder. The granting of an Option pursuant to the Plan shall take place only when an Option Agreement shall have been duly executed and delivered by and on behalf of the Bank at the direction of the Committee.

21.            WITHHOLDING TAXES. Whenever the Bank proposes or is required to cause to be issued or transferred shares of stock, cash or other assets pursuant to this Plan, the Bank shall have the right to require the optionee to remit to the Bank an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the issuance of any certificate or certificates for such shares or delivery of such cash or other assets. Alternatively, the Bank may issue or transfer such shares of stock or make other distributions of cash or other assets net of the number of shares or other amounts sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

22.            TERMINATION AND AMENDMENT. The Board may at any time amend, modify, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason. The Board may not, without the consent of the holder of an Option previously granted, make any alteration which would deprive the optionee of his rights with respect thereto. Provided, however, that, to the extent Section 409A applies to the Plan, any suspension, termination or discontinuance of the Plan shall not be effective unless it complies with Section 409A.

23.            CAPTIONS AND HEADINGS: GENDER AND NUMBER. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of, this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

24.            COST OF PLAN; EXCULPATION AND INDEMNIFICATION. All costs and expenses incurred in the operation and administration of the Plan shall be borne by the Bank. In connection with this Plan, no member of the Board and no member of the Committee shall be personally liable for any act or omission to act, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person’s own bad faith, willful misconduct or criminal acts. To the extent permitted by applicable law and regulation, the Bank shall indemnify, defend and hold harmless the members of the Board and members of the Committee, and each other officer or employee of the Bank to whom any power or duty relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board), and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act, in connection with the performance of such person’s duties, responsibilities and obligations under this Plan, other than such liabilities, costs,

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and expenses as may arise out of, or result from the bad faith, willful misconduct or criminal acts of such persons.

25.            GOVERNING LAW. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

26.            INSPECTION OF PLAN. A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Bank and shall be shown to any proper person making inquiry about it.

27.            OTHER PROVISIONS. The Option Agreements authorized under this Plan shall contain such other provisions not inconsistent with the foregoing, including, without limitation, increased restrictions upon the exercise of options, as the Committee may deem advisable.

28.            REGULATORY REQUIREMENT OF EXERCISE OR FORFEITURE. Notwithstanding any provision to the contrary in this Plan, the Bank’s primary federal regulator can direct the Bank to require Plan participants to exercise or forfeit their options if the Bank’s capital falls below the minimum regulatory requirements as determined by the Bank’s primary federal or state regulator. In such event, any options not so exercised shall terminate and be forfeited.

29.            COMPLIANCE WITH SECTION 409A. It is intended that the Plan meet the requirements of the Section 409A exemption for option plans such that Section 409A does not apply to the Options issued under the Plan. However, to the extent that the Board determines that any Option granted under the Plan is subject to Section 409A, the Option Agreement evidencing such Option shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and Option Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Board determines that any Option may be subject to Section 409A, the Board may adopt such amendments to the Plan and the applicable Option Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the Option from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Option, or (2) comply with the requirements of Section 409A.